                            LIMITED POWER OF ATTORNEY

        The undersigned, Helen Hanna Casey, a director of TriState Capital
Holdings, Inc. (the "Corporation"), hereby authorizes and designates each of
James F. Getz, Brian S. Fetterolf, Fenimore, Kay, Harrison and Ford LLP and
Keevican Weiss Bauerle & Hirsch LLC, as my agent and attorney-in-fact, each with full power of substitution to:

        (1) prepare and sign on my behalf any Form 3, Form 4 or Form 5 under
Section 16 of the Securities Exchange Act of 1934 or any amendment thereto and file, or cause to be filed, the same with the United States Securities and
Exchange Commission and, if applicable, each national stock exchange on which the Corporation's stock is listed;

        (2) prepare and sign on my behalf any Form 144 Notice under the
Securities Act of 1933, or any amendment thereto, and file, or cause to be filed, the same with the United States Securities and Exchange Commission;

        (3) prepare and sign on my behalf any Schedule 13D or Schedule 13G under the Securities Exchange Act of 1934, or any amendment thereto, and file, or cause to be filed, the same with the United States Securities and Exchange
Commission and, if applicable, each national stock exchange on which the
Corporation's stock is listed; and

        (4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Limited Power of Attorney shall be in such a form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Corporation assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

        This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer subject to Section 16 of the Securities
Exchange Act of 1934 with respect to the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney's-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of
Attorney to be executed on this 23rd day of April, 2013.

                                            /s/ Helen Hanna Casey
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                                            Signature

                                            Helen Hanna Casey
                                            ------------------------------------
                                            Type or Printed Name

        SUBSCRIBED AND SWORN TO before me this 23rd day of April, 2013.

                                            /s/ James F Bauerle
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

        NOTARIAL SEAL
       JAMES F BAUERLE
        Notary Public
PITTSBURGH CITY, ALLEGHENY COUNTY
My Commission Expires Nov 21, 2013